                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                           $ 10,102,974.52

RECEIPTS:
  1. Receipts from Operations                               $             -
     Receipts from Operations (Received by Parent)          $             -
  2. Other Receipts                                         $      7,419.60
     Other receipts (Received by Parent or Affiliates)      $             -
                                                            ---------------

TOTAL RECEIPTS                                              $      7,419.60
Less:  Receipts received by Parent or Affiliates            $             -
                                                            ---------------
ADJUSTED TOTAL RECEIPTS                                     $      7,419.60

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                            $             -
     b. Others                                              $             -
  4. Taxes
     a. Federal Income Taxes                                $             -
     b. FICA Withholdings                                   $             -
     c. Employee's withholdings                             $             -
     d. Employer's FICA                                     $             -
     e. Federal Unemployment Taxes                          $             -
     f. State Income Tax                                    $             -
     g. State Employee withholdings                         $             -
     h. All other state taxes                               $             -
  5. Necessary Expenses
     a. Rent or mortgage payment(s)                         $      9,266.67
     b. Utilities                                           $             -
     c. Insurance                                           $             -
     d. Merchandise bought for manufacture or sell          $             -
     e. Other necessary expenses
        Office Supplies & Expenses                          $        205.44
        Other                                               $         45.00
                                                            ---------------
TOTAL DISBURSEMENTS                                         $      9,517.11
Less:  Disbursements made by Parent or Affiliates           $     (9,517.11)
                                                            ---------------
ADJUSTED TOTAL DISBURSEMENTS                                $             -
                                                            ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $      7,419.60
NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.      $             -
                                                            ---------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130   $ 10,110,394.12
                                                            ---------------
ENDING BALANCE IN ALL ACCOUNTS                              $ 10,110,394.12
                                                            ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED     DESCRIPTION          AMOUNT
-------------     -----------          ------
  6/30/2004    Interest Received     $ 7,419.60
                                     ----------
                Total WATP Receipts  $ 7,419.60
                                     ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF INVENTORY

Beginning Inventory                            $         -
Add: purchases                                 $         -
Less: goods sold                               $         -
                                               -----------
Ending inventory                               $         -
                                               ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                  $         -
Payroll taxes due but unpaid                   $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF          NUMBER OF             AMOUNT OF
      NAME OF CREDITOR/LESSOR             PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
      -----------------------             --------------  ---------------  -------------------   -------------------
North Atlanta Realty                         Monthly      $      9,674.60             -          $                 -
GE Capital (Copier Lease)                    Monthly      $        575.72             -          $                 -
Toshiba Easy Lease (Fax)                     Monthly      $         84.41             6          $            506.46
Toshiba Easy Lease (Fax)                     Monthly      $         35.11             6          $            210.66
GE Capital (Copier/Fax Lease)                Monthly      $        612.83             6          $          3,676.98
Ascom/Hasler (Postage Meter)                Quarterly     $        181.15             -          $                 -
Ascom/Hasler (Postage Meter)                Quarterly     $        719.04             1          $            719.04
Imperial Business Credit (Postage Meter)    Quarterly     $        497.83             1          $            497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF AGED RECEIVABLES

        ACCOUNTS RECEIVABLE                3RD PARTY        INTERCOMPANY         TOTAL
                                        ---------------   ---------------   ---------------
Beginning of month balance              $ 13,137,814.57   $ 20,948,877.89   $ 34,086,692.46
Add: sales on account                   $             -   $             -   $             -
     expenses paid for affiliate        $             -   $             -   $             -
     cash advanced to affiliate         $             -   $             -   $             -
Less: collections                       $             -   $             -   $             -
                                        ---------------   ---------------   ---------------
End of month balance                    $ 13,137,814.57   $ 20,948,877.89   $ 34,086,692.46
                                        ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days    End of Month Total
---------  ----------  ----------   ------------    ------------------
$       -  $        -  $        -  $13,137,814.57   $    13,137,814.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                           3RD PARTY        INTERCOMPANY         TOTAL
                                        ---------------   ---------------   ---------------
Beginning of month balance              $      7,043.23   $  1,056,981.86   $  1,064,025.09
Add: sales on account                   $      9,517.11   $             -   $      9,517.11
   Cash received on behalf of Affiliate $             -   $             -   $             -
   Cash received from Affiliate         $             -   $             -   $             -
Less: payments                          $     (9,517.11)  $      9,517.11   $             -
                                        ---------------   ---------------   ---------------
End of month balance                    $      7,043.23   $  1,066,498.97   $  1,073,542.20
                                        ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days    End of Month Total
---------  ----------  ----------   ------------    ------------------
$       -  $        -  $        -  $     7,043.23   $         7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes           Yes (X)               No ( )

       2.    FICA withholdings              Yes (X)               No ( )

       3.    Employee's withholdings        Yes (X)               No ( )

       4.    Employer's FICA                Yes (X)               No ( )

       5.    Federal unemployment taxes     Yes (X)               No ( )

       6.    State income tax               Yes (X)               No ( )

       7.    State employee withholdings    Yes (X)               No ( )

       8.    All other state taxes             See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Michael F. Mies
                                        Designated Officer

                             OPERATING REPORT Page 6